VERSATILE BOND PORTFOLIO Class A — PRVDX | Class C — PRVHX | Class I — PRVBX SUMMARY PROSPECTUS May 30, 2024

Before you invest, you may want to review the Portfolio’s statutory prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at www.permanentportfoliofunds.com. You can also get this information at no cost by calling the Portfolio’s Transfer Agent at (800) 341-8900 or the Portfolio’s Shareholder Services Office at (800) 531-5142, or by contacting your financial intermediary. The Portfolio’s statutory prospectus and statement of additional information, each dated May 30, 2024 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Versatile Bond Portfolio seeks to earn high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated — Sales Charge Reductions and Waivers” on page 73 of the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” on page 55 of the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.19%		1.19%		1.19%
Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%
Other Operating Expenses	.03%		.03%		.03%
Total Annual Portfolio Operating Expenses	1.47%		2.22%		1.22%
Fee Waivers and Expense Limitation[2]	(.56%	)	(.56%	)	(.56%	)
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Limitation	.91%		1.66%		.66%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, a CDSC of 1.00% applies to shares that are redeemed within one year of purchase.

2 Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement effective through June 1, 2025, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management Fee payable by the Portfolio so that the Management Fee paid by the Portfolio does not exceed an annual rate of .6250% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$490	$797	$1,125	$2,051
Class C
• Assuming complete redemption at end of period	$273	$646	$1,149	$2,531
• Assuming no redemption	$170	$646	$1,149	$2,531
Class I	$68	$333	$619	$1,434

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25.11% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets in bonds, which may include debt securities of all types and of any maturity. For purposes of this Portfolio, “bonds” may include:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible bonds and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances; and

•	repurchase agreements.

The Portfolio may invest in bonds with a range of maturities from short- to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s duration will vary, depending on the investment adviser’s forecast of interest rates and its assessment of market risks generally. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped and payment in-kind).

The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. Generally, the Portfolio does not hedge against foreign currency risks.

The Portfolio may invest up to 20% of its assets in other securities, including preferred stocks.

The Portfolio may invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by S&P Global Ratings, a division of S&P Global, Inc. (“S&P”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by S&P, Moody’s or Fitch, respectively, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality) at the time of investment. Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

The investment adviser will manage the Portfolio’s assets based upon its assessment of market, economic and other conditions. The investment adviser will consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security specific-features, current and potential future valuation and liquidity risks, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors. The Portfolio’s risk profile may vary significantly over time.

Unlike many fixed income funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets.

•

Epidemic or pandemic risk — health crises caused by outbreaks of disease may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of such epidemics and pandemics that may arise in the future could negatively affect the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions could result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration.

•

Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations.

•

Income risk — the Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

•

Prepayment and extension risk — a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

•

Below investment grade bond risk — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of below investment grade bonds fluctuate more than higher rated bonds. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. The Portfolio may also from time to time hold defaulted securities or securities of issuers involved in bankruptcy or insolvency proceedings. As a result of such proceedings, the Portfolio may hold equity securities received in these proceedings.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; revolutions, wars or diplomatic developments; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

•

U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•

Risks of investing in preferred stocks — preferred stock dividends are not paid until all debt obligations of the issuer are first met. Preferred stocks therefore may be subject to more fluctuations in market value than debt of the same issuer due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred stocks may be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline.

•

Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds.

•

Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar.

•

Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

•

Liquidity risk — certain of the Portfolio’s investments may be or become illiquid. An illiquid investment may be difficult to value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Portfolio also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Portfolio. Liquidity risk may be heightened during periods of market volatility.

•

Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

•

Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

•

Repurchase agreement risk — the obligations of a counterparty to a repurchase agreement are not guaranteed. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Portfolio’s right to control the collateral. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Portfolio may suffer delays, incur costs and lose money in exercising its rights.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with a broad-based market index, which is described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The average annual total return table shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Versatile Bond Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2024 was 1.60%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter
2nd Quarter 2020 13.60%	1st Quarter 2020 -11.47%

Average Annual Total Returns (for the periods ended December 31, 2023)

Versatile Bond Portfolio	1 Year	5 Years	10 Years	Since Inception[1,3]
Class I
Return Before Taxes	6.91%	4.45%	3.66%	3.55%
Return After Taxes on Distributions	5.76%	3.52%	2.47%	2.48%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.29%	3.13%	2.35%	2.38%
Class A
Return Before Taxes	2.39%	3.34%	—	3.36%
Class C
Return Before Taxes	4.85%	3.42%	—	3.15%
Bloomberg Global Aggregate (Excluding Securitized) Bond Index[2] (reflects no deduction for fees, expenses or taxes)	5.69%	-.38%	.30%	4.33%

1 Inception date for Class I shares was September 27, 1991. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the index is the inception date of the Class I shares.

2 The Portfolio changed its investment strategies on May 30, 2012. The Bloomberg Global Aggregate (Excluding Securitized) Bond Index has characteristics relevant to the Portfolio’s current investment strategies as described in this Prospectus.

3 Performance for periods prior to May 30, 2012 reflects the Portfolio’s results under its prior investment strategies. Such performance should not be considered predictive or representative of results the Portfolio may experience under its current investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000
To establish an automatic investment plan account	$100
Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. This document is Copyright © 2024 Permanent Portfolio Family of Funds. All rights reserved.